U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):

November 11, 2002

AIRTRAX, INC.

(Name of Small Business Issuer in its charter)

New Jersey                                                    0-25791                              22-3506376

(State of                                                       (Commission                         (I.R.S. Employer

Incorporation)                                                File Number)                        I.D. Number)

870B Central Avenue, Hammonton, New Jersey             08037

(Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number: 609-567-7800.

#

Item 7. Exhibits.

    Exhibit Number                Description

        99.1                 Press release of November 11, 2002

Item 9. Regulation FD Disclosure.

On November 11, 2002, the Registrant issued a press release which is attached as Exhibit 99.1 hereto.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airtrax, Inc.

                                       November 12, 2002

/s/ Peter Amico

Peter Amico

President

#

EXHIBIT 99.1

AIRTRAX and Crane & Machinery, Inc. to Manufacture ATX-Series
Monday November 11, 12:02 pm ET

HAMMONTON, N.J.--(BUSINESS WIRE)--Nov. 11, 2002--AIRTRAX, Inc. (OTCBB:AITX - News) and Crane & Machinery have agreed to assemble and build the ATX-Series of omni directional lifts developed by Airtrax at the facilities of Crane and Machinery, Inc. in Bridgeview, Illinois.

According to the understanding signed today, Crane & Machinery, Inc. agreed to provide major components and to assemble the ATX-Series omni-directional forklift at their facility in Bridgeview, IL in accord with Airtrax production drawings and specifications.

Peter Amico, CEO of Airtrax stated, "The alliance between our respective companies is the initial step to deploy our omni directional technology in its first commercial applications. Crane and Machinery, Inc., http://www.craneandmachinery.com, is highly respected and very well qualified to provide this service to Airtrax, Inc., being profoundly aligned in the material handling industry. Crane and Machinery is currently renovating a manufacturing facility in Bridgeview, IL. The ATX-Series will be manufactured and assembled at this facility. Several months ago, Airtrax placed initial frame orders with Crane and Machinery, which are scheduled for completion by year's end."

Crane & Machinery, Inc. stated interest in entering into discussions regarding exclusive and non-exclusive licensing related to production and marketing of existing and new products utilizing Airtrax, Inc. proprietary technology.

For more information or to receive an interactive CD-ROM about Airtrax, contact Jeffrey Birdman at 407/447-4475 or email at jbirdman@maranagroup.com.

This document contains forward-looking statements that are subject to risks and uncertainties. For such statements Airtrax claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act. The Company intends that such statements about the Company's future expectations including future revenues and earnings and all other forward-looking statements be subject to the safe harbors created thereby. Since these statements (future operational results and sales) involve risks and uncertainties and are subject to change at any time, the Company's actual results may differ materially from expected results. Readers should refer to the Company reports filed with the Securities and Exchange Commission, which includes its Form 10-KSB for the period ended December 31, 2001 and subsequent filings, for a discussion of risks and uncertainties regarding the Company and its business.

Contact:

     The Marana Group, Orlando, Fla.

     Jeffrey Birdman, 407/447-4475

     jbirdman@maranagroup.com

#